Exhibit 10.1

9,101,912 Shares

and Warrants to Purchase 3,640,762 Shares

GTC BIOTHERAPEUTICS, INC.

Shares of Common Stock

($.01 par value)

PLACEMENT AGENT AGREEMENT

December 7, 2005

SG COWEN & CO., LLC

RODMAN & RENSHAW, LLC

c/o SG Cowen & Co., LLC

1221 Avenue of the Americas

New York, New York 10020

Dear Sirs:

GTC Biotherapeutics, Inc., a Massachusetts corporation (the “Company”), proposes to issue and sell to the Purchasers, pursuant to the terms of this Placement Agent Agreement (this “Agreement”), and the Subscription Agreements, in a form to be agreed upon (the “Subscription Agreements”) and entered into severally with the Purchasers that become parties thereto (each a “Purchaser” and, collectively, the “Purchasers”), up to an aggregate of 9,101,912 units (the “Units”), each consisting of (i) one share (the “Shares”) of the Company’s common stock, par value $.01 per share (the “Common Stock”) and (ii) one warrant (the “Warrants”) to purchase 0.4 shares of Common Stock, in substantially the form attached hereto as Exhibit A. The shares issuable upon the exercise of the Warrants are referred to herein as the “Warrant Shares” and, together with the Units, the Shares and the Warrants, are referred to herein as the “Securities.” The Company hereby confirms its agreement with the placement agents named on Schedule I attached hereto (the “Placement Agents”), as set forth below. SG Cowen & Co., LLC is acting as the representative of the Placement Agents and in such capacity is hereinafter referred to as the “Representative.” Certain terms used herein are defined in Section 14 hereof):

1. AGREEMENT TO ACT AS PLACEMENT AGENTS; PLACEMENT OF SECURITIES. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement:

(a) The Company hereby authorizes the Placement Agents to act as its exclusive agents to solicit offers for the purchase of all or part of the Units from the Company in connection with the proposed offering of the Units (the “Offering”). Until the Closing Date (as defined in Section 3 hereof), the Company shall not, without the prior consent of the Representative, solicit or accept offers to purchase the Units otherwise than through the Placement Agents.

(b) The Placement Agents agree, as agents of the Company, to use their best efforts to solicit offers to purchase the Units from the Company on the terms and subject to the conditions set forth in the Base Prospectus (as defined below) and the Prospectus Supplement (as defined below). The Placement Agents shall make reasonable best efforts to assist the Company in obtaining performance by each Purchaser whose offer to purchase Units has been solicited by the Placement Agents and accepted by the Company, but the Placement Agents shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agents be obligated to purchase any Units for their own account and, in soliciting purchases of Units, the Placement Agents shall act solely as the Company’s agents and not as principals. Notwithstanding the foregoing and except as otherwise provided in Section 1(c), it is understood and agreed that the Placement Agents (or their affiliates) may, solely at their discretion and without any obligation to do so, purchase Units as principals.

(c) Subject to the provisions of this Section 1, offers for the purchase of Units may be solicited by the Placement Agents as agents for the Company at such times and in such amounts as the Placement Agents deem advisable. Each Placement Agent shall communicate to the Company, orally or in writing, each reasonable offer to purchase Units received by it as agent of the Company. The Company shall have the sole right to accept offers to purchase the Units and may reject any such offer, in whole or in part. Each Placement Agent shall have the right, in its discretion reasonably exercised, without notice to the Company, to reject any offer to purchase Units received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

(d) The purchases of the Units by the Purchasers shall be evidenced by the execution of the Subscription Agreements by each of the parties thereto.

(e) As compensation for services rendered, on the Closing Date the Company shall pay to the Placement Agents by wire transfer of immediately available funds to an account or accounts designated by the Representative, an amount equal to six and one half percent (6.5%) of the gross proceeds received by the Company from the sale of the Units on such Closing Date.

(f) No Units which the Company has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Units shall have been delivered to the Purchaser thereof against payment by such Purchaser. If the Company shall default in its obligation to deliver Units to a Purchaser whose offer it has accepted, the Company shall indemnify and hold the Placement Agents harmless against any loss, claim or damage arising from or as a result of such default by the Company.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the several Placement Agents that:

(a) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (Registration File No. 333-129166) under the Securities Act of 1933, as amended (the “Securities Act”), which became effective on November 14, 2005, for the registration under the Securities Act of the Securities. At the time of such filing, the Company met the requirements of Form S-3 under the Securities Act. Such registration statement meets the requirements set forth in Rule 415(a)(l)(x) under the Securities Act and complies with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the placement of the Units and the plan of distribution thereof and has advised the Representative of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission.

For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act and the “Time of Sale Prospectus” means the preliminary prospectus, if any, together with the free writing prospectuses, if any, used in connection with the Offering on or prior to the date hereof, including any documents incorporated by reference therein.

(b) The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement, in light of the circumstances under which they were made) not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representations or warranties as to information, if any, contained in or omitted from the Time of Sale Prospectus, if any, or the Prospectus Supplement or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Placement Agent specifically for use in the Registration Statement, the Time of Sale Prospectus, if any, or the Prospectus Supplement, which information the parties hereto agree is limited to the Placement Agents’ Information as defined in Section 16. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the

Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.

(c) The Company is eligible to use free writing prospectuses in connection with the Offering pursuant to Rules 164 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. The Company will not, without the prior consent of the Representative, prepare, use or refer to, any free writing prospectus.

(d) The Company has delivered, or will as promptly as practicable deliver, to the Representative complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Representative reasonably requests. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Units other than the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

(e) The Company has been duly organized and is validly existing as a corporation in good standing (or the equivalent thereof, if any) under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing (or the equivalent thereof, if any) as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to be so qualified and in good standing or have such power or authority would not have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

(f) The Shares to be issued and sold by the Company hereunder and under the Subscription Agreements and the Warrant Shares, which are issuable upon exercise of the Warrants, have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights. The Securities conform to the descriptions thereof contained in the Base Prospectus, the Prospectus Supplement and the Time of Sale Prospectus, if any.

(g) The Company has an authorized capitalization as set forth in the Base Prospectus, the Prospectus Supplement and the Time of Sale Prospectus, if any. All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, have been issued in compliance with federal and state securities laws, and conform to the description thereof contained in the Base Prospectus, the Prospectus Supplement and the Time of Sale Prospectus, if any. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries that have been granted by the Company other than those referenced in the Base Prospectus. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Base Prospectus, completely, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

(h) The Company has the full right, power and authority to enter into this Agreement, each of the Subscription Agreements and the Warrants and to perform and to discharge its obligations hereunder and thereunder; and each of this Agreement, each of the Subscription Agreements and the Warrants has been duly authorized, executed and delivered by the Company, and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors’ rights generally and (ii) general principles of equity, regardless of whether asserted in a proceeding at equity or law, and except to the extent that the indemnification and contribution provisions of Section 7 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof.

(i) The execution, delivery and performance of this Agreement and the Subscription Agreements by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any statute, law, rule or regulation or any judgment, order or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets, except for such breach, violation or default that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(j) There is no franchise, contract, lease, instrument or other document of a character required by the Securities Act or the Rules and Regulations to be described in the Base Prospectus or Time of Sale Prospectus, if any, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required; and all statements summarizing any such franchises, contracts, leases, instruments or other documents contained in the Registration Statement fairly present the information required to be shown with respect thereto. Other than as described in the Base Prospectus Time of Sale Prospectus, if any, no such franchise, contract, lease, instrument or other document has been suspended or terminated for convenience or default by the Company or any of the other parties thereto, and the Company has not received notice or any other knowledge of any such pending or threatened suspension, or termination, except for such pending or threatened suspensions, or terminations that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(k) All existing minute books of the Company, including all existing records of all meetings and actions of the board of directors (including, Audit, Compensation, Nominating and Governance and other board committees) and stockholders of the Company through the date of the latest meeting and action (collectively, the “Corporate Records”) have been made available to the Placement Agents and counsel for the Placement Agents. All such Corporate Records are complete and accurately reflect, in all material respects, all transactions referred to in such Corporate Records. There are no material transactions, agreements or other actions of the Company that are not properly approved and/or recorded in the Corporate Records.

(l) No consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required in connection with the transactions contemplated herein and in the Subscription Agreements, except such as have been obtained or made under the Securities Act or the Exchange Act and such as may be required under the securities, or blue sky, laws of any jurisdiction in connection with the offer and sale of the Units by the Company in the manner contemplated herein and in the Base Prospectus, the Prospectus Supplement or the Time of Sale Prospectus, if any.

(m) Except as described in the Base Prospectus Time of Sale Prospectus, if any, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock or other securities of the Company, and (iii) except as provided herein, no person has the right to act as an underwriter, placement agent or financial advisor to the Company in connection with and as a result of the offer and sale of the Units, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Units as contemplated thereby or otherwise; no person has the right, contractual or otherwise, to cause the Company to register under the Securities Act any shares of Common Stock or shares of any other capital stock or other securities of the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Units as contemplated thereby or otherwise, except for persons and entities who have expressly waived such right or who have been given timely and proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right, and the Company is not required to file any registration statement for the registration of any securities of any person or register any such securities pursuant to any other registration statement filed by the Company under the Securities Act for a period of at least 180 days after the date hereof.

(n) The financial statements, together with the related notes and schedules, of the Company included in the Base Prospectus, the Prospectus Supplement, the Time of Sale Prospectus, if any, or the Registration Statement or incorporated by reference therein, as the case may be, present fairly the financial condition, results of operations and cash flows of the Company and its consolidated subsidiaries and other consolidated entities as of the dates and for the periods indicated, comply in all material respects with the Securities Act and the Rules and Regulations thereunder, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations thereunder to be included in the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement or the Registration Statement or incorporated by reference therein, as the case may be.

(o) Except as set forth in the Base Prospectus or the Time of Sale Prospectus, if any, there is no legal or governmental proceeding pending to which the Company is a party or of which any property or assets of the Company is the subject which is required to be described in the Base Prospectus or the Time of Sale Prospectus, if any, and is not described therein, or which, individually or in the aggregate, if determined adversely to the Company, would have a Material Adverse Effect or would prevent or adversely affect the ability of the Company to perform its obligations under this Agreement; and to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(p) The Company has good and marketable title to all property (real and personal) described in the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement as being owned by the Company, free and clear of all claims, liens, encumbrances, security interests, defects or restrictions upon voting or transfer or any other claims of any kind (“Liens”), except for (i) Liens disclosed in the financial statements included in the Base Prospectus and (ii) Liens that do not materially interfere with the use made or proposed to be made of such property by the Company or that would not have a Material Adverse Effect; all the property described in the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement as being held under lease by the Company is held thereby under valid, subsisting and enforceable leases except where the failure to be valid, subsisting or enforceable would not have a Material Adverse Effect.

(q) The Company is not (i) in violation of any provision of its charter or by-laws, (ii) in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, or condition of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) in violation in any respect of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable (including, without limitation, those administered by the Food and Drug Administration of the U.S. Department of Health and Human Services (the “FDA”) or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA), except, with respect to clauses (ii) and (iii), any violations or defaults which, individually or in the aggregate, would not have a Material Adverse Effect.

(r) The contracts described in the Company’s regular reports on Forms 10-K, 10-Q and 8-K as filed by the Company with the Commission or incorporated by reference therein that are material to the Company are in full force and effect on the date hereof, and neither the Company nor, to the Company’s knowledge, any other party to such contracts is in breach of or default under any of such contracts except any such breach or default which, individually or in the aggregate, would not have a Material Adverse Effect.

(s) The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “prohibited transaction” (as defined in Section 406 of ERISA, or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) has occurred with respect to any employee benefit plan which would have a Material Adverse Effect. The Company has not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA. Each “pension plan” (as defined in ERISA) for which the Company would have any liability that is intended to be qualified under Section 401 (a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

(t) The Company has made all filings, applications and submissions required by, and possesses all approvals, licenses, certificates, certifications, clearances, consents, exemptions, marks, notifications, orders, permits and other authorizations issued by, the appropriate federal, state or foreign regulatory authorities (including, without limitation, the FDA, and any other foreign, federal, state or local government or regulatory authorities performing functions similar to those performed by the FDA) necessary to conduct its businesses (collectively, “Permits”), except for such Permits which the failure to obtain would not have a Material Adverse Effect (the “Immaterial Permits”), and is in compliance in all material respects with the terms and conditions of all such Permits other than the Immaterial Permits (the “Required Permits”); all of such Required Permits held by the Company are valid and in full force and effect; there is no pending or, to the Company’s knowledge, threatened action, suit, claim or proceeding which may cause any such Required Permit to be limited, revoked, cancelled, suspended, modified or not renewed and the Company has not received any notice of proceedings relating to the limitation, revocation, cancellation, suspension, modification or non-renewal of any such Required Permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Base Prospectus, the Time of Sale Prospectus, if any, or the Prospectus Supplement.

(u) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and delivered their report with respect to the audited consolidated financial statements and schedules included in the Base Prospectus, the Prospectus Supplement or the Registration Statement, or incorporated by reference therein, as the case may be, are, to the Company’s knowledge, independent public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations.

(v) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect and except as set forth in the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect and except as set forth in the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement.

(w) The principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of

2002 (the “Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder, and the statements contained in any such certification are correct and comply as to form as of the dates made. The Company maintains “disclosure controls and procedures” (as defined in Rule 13a-14(c) under the Exchange Act), and such controls and procedures are designed (i) to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and (ii) to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure. The Company does not have any material weaknesses in internal controls, and there has been no fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. The Company is otherwise in compliance in all respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder by the Commission (and intends to comply upon effectiveness with all applicable provisions that are not yet effective).

(x) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability of assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(y) To the Company’s knowledge, the Company (i) is in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement. The Company has not been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(z) To the Company’s knowledge, there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of medical wastes, toxic wastes, hazardous wastes or hazardous substances by the Company (or, to the knowledge of the Company, any of its predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company in violation of any applicable Environmental Law which would require remedial action under any applicable Environmental Law, except for any violation or remedial action which would not cause, individually or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or of any medical wastes, toxic wastes, hazardous wastes or hazardous substances due to or caused by the Company or with respect to which the Company had knowledge, except for any such spill, discharge, leak, emission, injection, escapes, dumpings or releases which would not cause or would not be reasonably likely to cause, individually or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings or releases, a Material Adverse Effect; and the terms “hazardous substances,” “toxic wastes,” “hazardous wastes” and “medical wastes” shall have the meanings specified in any applicable Environmental Laws.

(aa) The Company owns, possesses, licenses or has other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in the Base Prospectus, the Prospectus Supplement and the Time of Sale Prospectus, if any, to be conducted. Except as set forth in the Base Prospectus and the Time of Sale Prospectus, if any, (i) to the Company’s knowledge, there are no rights of third parties to any such Intellectual Property except through licensing or cross-licensing agreements or where the exercise of such rights would not result, individually or in the aggregate, in a Material Adverse Effect; (ii) to the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property that is necessary and material to the Company’s business as it is presently being conducted; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; (vi) except as described in the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, to the Company’s knowledge, there is no third-party U.S. patent or published U.S. patent application which contains claims for which an

Interference Proceeding could be commenced against any patent or patent application described in the Base Prospectus and the Time of Sale Prospectus, if any, as being owned by or licenses to the Company; and (vii) the Company has taken all steps reasonably determined by the Company to be necessary to perfect its ownership of and interest in the Intellectual Property.

(bb) The clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company were and, if still pending, are being conducted in accordance with all statutes, laws, rules and regulations, as applicable (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) except where the failure to comply with such statutes, laws, rules or regulations would not result, individually or in the aggregate, in a Material Adverse Effect.

(cc) The Company complies with applicable regulatory requirements (including, without limitation, those administered by the FDA and any other relevant foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA), except where the failure to comply with such regulatory requirements would not result, individually or in the aggregate, in a Material Adverse Effect.

(dd) The Company has not failed to file with the applicable regulatory authorities (including, without limitation, the FDA or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) any filing, declaration, listing, registration, report or submission in respect of which any such failure would have a Material Adverse Effect; all such filings, declarations, listings, registrations, reports or submissions were in compliance in all material respects with applicable laws when filed and no deficiencies with respect to such compliance have been asserted by any applicable regulatory authority (including, without limitation, the FDA or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) with respect to any such filings, declarations, listings, registrations, reports or submissions.

(ee) No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, stockholders, customers or suppliers of the Company on the other hand which is required to be described in the Base Prospectus, the Time of Sale Prospectus, if any, or the Prospectus Supplement and which is not so described.

(ff) Neither the Company nor any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company or any of its subsidiaries, has, directly or indirectly, while acting on behalf of the Company or any of its subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses, or received or retained any funds, relating to political activity; (ii) made any unlawful payment from corporate funds to, or received or retained any unlawful funds from, foreign or domestic government officials or employees or to or from foreign or domestic political parties or campaigns;

(iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment or received or retained any other unlawful funds.

(gg) The Company is not or, after giving effect to the offering and sale of the Units and the application of the proceeds thereof as described in the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, will not become an “investment company” as defined in the Investment Company Act of 1940, as amended.

(hh) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Base Prospectus, the Prospectus Supplement and the Time of Sale Prospectus, if any, has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ii) Other than as contemplated by this Agreement, neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Placement Agents for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units.

(jj) The Company has not sustained, since the date of the latest audited financial statements included in the Base Prospectus or the Registration Statement, or incorporated by reference therein, as the case may be, any material loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus and the Time of Sale Prospectus, if any.

(kk) Except as set forth in or as otherwise contemplated by the Registration Statement, the Base Prospectus or the Time of Sale Prospectus, if any, subsequent to the respective dates as of which information is given in the Registration Statement or the Base Prospectus, there has not been (i) any adverse change or development that would reasonably be expected to result in a Material Adverse Effect, (ii) any transaction which is material to the Company, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company outside the ordinary course of business, which is material to the Company, (iv) any change in the capital stock (other than the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement, the Base Prospectus and the Time of Sale Prospectus, if any, and the grant of options under existing stock option plans described in the Registration Statement and the Base Prospectus) or outstanding indebtedness of the Company, or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

(ll) The Shares are registered under the Exchange Act and are duly listed and admitted and authorized for trading, subject to official notice of issuance, on the Nasdaq National Market (“Nasdaq”) and the Company has taken no action designed to terminate, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from Nasdaq, nor has the Company received any information suggesting that the Commission or the National Association of Securities Dealers, Inc. (“NASD”) is contemplating terminating or suspending such registration or listing.

(mm) Neither the Company nor any of its subsidiaries nor any of their officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

(nn) There are no affiliations with the NASD among the Company’s officers, directors or, to the knowledge of the Company, any five percent (5%) or greater stockholder of the Company, except as set forth in the Base Prospectus, or otherwise disclosed in writing to the Placement Agents.

(oo) There are no outstanding loans, advances (except normal advances for business expense in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the executive officers or directors of the Company, except as disclosed in the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement or the Registration Statement.

(pp) There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources required to be described in the Base Prospectus, the Prospectus Supplement, the Time of Sale Prospectus, if any, or the Registration Statement, which have not been described as required.

(qq) The Company has taken all necessary actions to ensure that, upon and at all times after Nasdaq shall have approved the Shares for inclusion, it will be in compliance with all applicable corporate governance requirements set forth in Nasdaq’s Marketplace Rules that are then in effect and is actively taking steps to ensure that it will be in compliance with other applicable corporate governance requirements set forth in Nasdaq’s Marketplace Rules not currently in effect upon and all times after the effectiveness of such requirements.

Any certificate signed by any officer of the Company and delivered to the Placement Agents or counsel for the Placement Agents in connection with the offering of the Units shall be deemed a representation and warranty by the Company, as to the matters covered thereby, to the Placement Agents.

3. THE CLOSING. The time and date of closing and delivery of the documents required to be delivered to the Placement Agents pursuant to Section 6 hereof shall be at 10:00 A.M., local time, on December 13, 2005 (the “Closing Date”) at the office of Edwards Angell Palmer & Dodge LLP, 111 Huntington Avenue Boston Massachusetts 02199.

4. FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the Placement Agents:

(a) (i) to make no further amendment or supplement prior to the Closing Date to the Registration Statement or any amendment or supplement to the Prospectus Supplement without the consent of the Representative, which consent shall not be unreasonably delayed or withheld; (ii) for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities to advise the Representative promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus Supplement or any amended Prospectus Supplement has been filed and to furnish the Representative with copies thereof; (iii) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission and Nasdaq pursuant to Section 13(a), 15 or 15(d) of the Exchange Act subsequent to the date of the Prospectus Supplement and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; (iv) to advise the Representative, promptly after it receives notices thereof, (x) of any request by the Commission to amend the Registration Statement or to amend or supplement the Prospectus Supplement or for additional information and (y) of the issuance by the Commission, of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any Incorporated Document or any amendment or supplement thereto or any order preventing or suspending the use of the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the institution or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus Supplement or for additional information; and (v) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Base Prospectus or Prospectus Supplement or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order.

(b) To comply with the Securities Act and the Exchange Act, and the Rules and Regulations thereunder, so as to permit the completion of the distribution of the Units as contemplated in this Agreement and the Prospectus Supplement. If during the period in which a prospectus is required by law to be delivered by a Placement Agent or a dealer in connection with the distribution of Securities contemplated by the Prospectus Supplement, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Placement Agents or counsel for the Placement Agents, it becomes necessary to amend or supplement the Prospectus

Supplement in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus Supplement is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus Supplement to comply with any law, the Company promptly will prepare and file with the Commission, and furnish at its own expense to the Representative and to dealers, an appropriate amendment to the Registration Statement or supplement to the Prospectus Supplement so that the Prospectus Supplement as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus Supplement will comply with such law. Before amending the Registration Statement or supplementing the Base Prospectus in connection with the Offering, the Company will furnish the Representative with a copy of such proposed amendment or supplement and will not file such amendment or supplement without the consent of the Representative, which consent shall not be unreasonably delayed or withheld.

(c) To furnish promptly to the Representative and to counsel for the Representative a copy of the Registration Statement filed with the Commission, including all consents and exhibits filed therewith.

(d) To deliver promptly to the Representative such number of the following documents as the Representative shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) the Base Prospectus, (iii) the Prospectus Supplement (not later than 10:00 A.M., New York City time, on the Business Day following the execution and delivery of this Agreement) and any amendment or supplement thereto (not later than 10:00 A.M., New York City time, on the Business Day following the date of such amendment or supplement), (iv) the Time of Sale Prospectus, if any, and (v) any document incorporated by reference in the Base Prospectus, the Time of Sale Prospectus, if any, or the Prospectus Supplement. The Company will pay the expenses of printing or reproduction of all documents relating to the Offering.

(e) To make generally available to its stockholders and to the Representative as soon as practicable, but in any event not later than eighteen (18) months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

(f) To promptly take from time to time such actions as the Representative may reasonably request to qualify the Securities for offering and sale under the securities, or blue sky, laws of such jurisdictions (including without limitation any post-filing requirements) as the Representative may designate and to continue such qualifications in effect for so long as required for the distribution of the Securities, and the Company will pay the fee of the NASD in connection with its review of the Offering, if applicable. The Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction.

(g) Not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of ninety (90) days from the date of the Prospectus Supplement without the prior written consent of the Representative, other than (i) the Company’s sale of the Securities and the issuance of shares or options to purchase shares pursuant to qualified stock option plans, currently outstanding options, warrants or rights or (ii) in connection with existing or future licensing or collaboration agreements. The Company will cause each of its executive officers and directors to furnish to the Placement Agents, prior to the Closing Date, a letter, substantially in the form of Exhibit A attached hereto, pursuant to which each such person shall agree not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of ninety (90) days from the date of the Prospectus Supplement, without the prior written consent of the Representative. If (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last seventeen (17) days of the lock-up period, or (ii) prior to the expiration of the lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the lock-up period, the restrictions imposed by this Section 4(g) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(h) Prior to the Closing Date, to furnish to the Placement Agents, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing or incorporated by reference in the Base Prospectus, the Prospectus Supplement, the Time of Sale Prospectus, if any, or the Registration Statement.

(i) Prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representative is notified), without the prior written consent of the Representative, unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law. In such event, the Company shall consult with the Representative as to the contents of such press release.

(j) To apply the net proceeds from the sale of the Units as set forth in the Prospectus Supplement under the heading “Use of Proceeds.”

(k) To engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

(l) To not take any action prior to the Closing Date which would require the Prospectus Supplement to be amended or supplemented pursuant to Section 4(b).

(m) The Company will use its best efforts to ensure that the Shares are quoted on Nasdaq at the Closing Date.

(n) The Company shall have furnished to the Placement Agents, a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and shall not to use or refer to any free writing prospectus to which the Representative reasonably objects.

(o) The Company shall not to take any action that would result in the Placement Agents or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Placement Agents that the Placement Agents otherwise would not have been required to file thereunder.

(p) If a Time of Sale Prospectus, if any, is being used and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in writing in order to make the statements therein not misleading, or if, in the opinion of counsel for the Placement Agents, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Placement Agents upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will comply with law.

5. PAYMENT OF EXPENSES. The Company agrees with the Placement Agents to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Units to the Purchasers and any transfer taxes payable in that connection; (b) the costs incident to the Registration of the Securities under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statement, Base Prospectus and Prospectus Supplement and any amendments and exhibits thereto or any document incorporated by reference therein, and the costs of printing, reproducing and distributing, this Agreement by mail, telex or other means of communication; (d) the fees and expenses (including related reasonable fees and expenses of counsel for the Representative) incurred in connection with filings, if any, made with the NASD, if applicable; (e) any applicable listing or other fees; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(f) and of preparing a Blue Sky Memoranda (including related reasonable fees and expenses of counsel to the Representative); (g) all fees and expenses of the registrar and transfer agent of the Common Stock; and (h) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company’s counsel and the Company’s independent accountants and the travel and other expenses incurred by Company personnel in connection with any “roadshow” including, without limitation, any expenses advanced by the Placement Agents on the Company’s behalf and with its prior consent (which will be promptly reimbursed)); provided that, except as otherwise provided in this Section 8 and in Sections 7 and 9, each of the Placement Agents shall pay their own respective costs and expenses, including the fees and expenses of its counsel.

6. CONDITIONS TO THE OBLIGATIONS OF THE PLACEMENT AGENTS AND THE SALE OF THE UNITS. The respective obligations of each Placement Agent, and the closing of the sale of the Units hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company and its subsidiaries contained herein, to the accuracy of the statements of the Company and its subsidiaries made in any certificates pursuant to the provisions hereof, to the performance by the Company and its subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions:

(a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus or the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Representative. Any filings required to be made by the Company in accordance with Section 4(a) shall have been timely filed with the Commission.

(b) The Placement Agents shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, if any, or the Prospectus Supplement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agents, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c) All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Securities the Registration Statement, the Base Prospectus and the Prospectus Supplement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agents, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d) The Placement Agents shall have received from Edwards Angell Palmer & Dodge LLP, corporate counsel for the Company such counsel’s written opinion, addressed to the Placement Agents dated as of the Closing

Date, in form and substance reasonably satisfactory to the Representative as set forth in Exhibit B attached hereto.

Such counsel shall also have furnished to the Placement Agents a written statement, addressed to the Placement Agents and dated the Closing Date, in form and substance satisfactory to the Placement Agents, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, (y) based on such counsel’s examination of the Registration Statement and such counsel’s investigations made in connection with the preparation of the Registration Statement and conferences with certain officers and employees of and with auditors for and counsel to the Company, nothing has come to such counsel’s attention that has caused it to believe that (I) the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Base Prospectus, the Time of Sale Prospectus, if any, or the Prospectus Supplement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (II) any document incorporated by reference in the Base Prospectus, the Time of Sale Prospectus, if any, or the Prospectus Supplement or any further amendment or supplement to any such Incorporated Document made by the Company prior to the Closing Date, when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements, schedules or other financial data contained in the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, if any, or the Prospectus Supplement.

(e) The Placement Agents shall have received from Brown Raysman Millstein Felder & Steiner LLP, such opinion or opinions, dated the Closing Date and addressed to the Placement Agents, with respect to the issuance and sale of the Units, the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(f) The Company shall have furnished to the Placement Agents a certificate, dated as of the Closing Date, executed by its Chairman of the Board, its Chief Executive Officer or a Senior Vice President and its Chief

Financial Officer stating that (i) such officers have carefully examined the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement and, in their opinion, the Registration Statement (including the Base Prospectus) as of its effective date, the Time of Sale Prospectus, if any, as of its effective date, and the Prospectus Supplement, as of each such effective date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) since the effective date of the Registration Statement no event has occurred which should have been but was not set forth in a supplement or amendment to the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, if any, or the Prospectus Supplement, (iii) to the best of their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company and its subsidiaries in this Agreement are true and correct and the Company and its subsidiaries have complied with all agreements and covenants contained in this Agreement and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (iv) subsequent to the date of the most recent financial statements included or incorporated by reference in the Base Prospectus, there has been no change in the financial position or results of operation of the Company and its subsidiaries that would have a Material Adverse Effect, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Base Prospectus, and (v) the Registration Statement became effective on November 14, 2005, and to their knowledge, as of the Closing Date (I) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been commenced or are pending before or are contemplated by the Commission and (II) no action has been taken by any governmental agency, body or official, and no injunction, restraining order or order of any nature by any federal or state court has been issued, which would prevent the issuance of the Units.

(g) At the time of the execution of this Agreement, the Placement Agents shall have received from PricewaterhouseCoopers LLP a letter, addressed to the Placement Agents and dated such date, in form and substance satisfactory to the Representative and PricewaterhouseCoopers LLP (i) confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations and (ii) stating the conclusions and findings of such firm with respect to the financial statements and certain financial information contained or incorporated by reference in the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement.

(h) On the Closing Date, the Placement Agents shall have received a letter (the “bring-down letter”) from PricewaterhouseCoopers LLP addressed to the Placement Agents, and dated the Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement as of a date not more than three Business Days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Placement Agents concurrently with the execution of this Agreement pursuant to Section 6(g).

(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Base Prospectus, any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus and the Time of Sale Prospectus, if any, and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries, otherwise than as set forth in or contemplated by the Base Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Units on the terms and in the manner contemplated by the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement.

(j) The Common Stock is registered under the Exchange Act and, as of the Closing Date, the Shares and the Warrant Shares shall be listed and admitted and authorized for trading on Nasdaq, and satisfactory evidence of such actions shall have been provided to the Representative. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from Nasdaq, nor has the Company received any information suggesting that the Commission or Nasdaq is contemplating terminating such registration or listing.

(k) At the Execution Time, the Company shall have furnished to the Representative a letter substantially in the form of Exhibit C hereto from each executive officer and director of the Company.

(l) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq National Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities in which it is not currently engaged, the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the sole judgment of the Representative, impracticable or inadvisable to proceed with the sale or delivery of the Units on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

(m) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Units or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Units or materially and adversely affect or potentially and adversely affect the business or operations of the Company.

(n) The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the Offering, including as an exhibit thereto this Agreement.

(o) The Company shall have entered into Subscription Agreements with each of the Purchasers and such agreements shall be in full force and effect and shall contain representations and warranties of the Company, including, in substance, those made by the Company under Sections 2(a), (b), (e) through (i), (n) and (o) hereof.

(p) The NASD shall have raised no objection to the fairness and reasonableness of the placement agent terms and arrangements.

(q) Prior to the Closing Date, the Company shall have furnished to the Placement Agents such further information, certificates and documents as the Representative may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agents.

7. INDEMNIFICATION AND CONTRIBUTION.

(a) The Company shall indemnify and hold harmless each Placement Agent, its officers, employees, representatives and agents and each person, if any, who controls any Placement Agents within the meaning of the Securities Act (collectively the “Placement Agent Indemnified Parties” and each a “Placement Agent Indemnified Party”) against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Placement Agent Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Registration Statement, the Time of Sale Prospectus, if any, or the Prospectus Supplement or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in the Base Prospectus, the Registration Statement, the Time of Sale Prospectus, if any, or the Prospectus Supplement or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any breach of the representations and warranties of the Company contained herein, or (iv) any act or failure to act, or any alleged act or failure to act, by any Placement Agent in connection with, or relating in any manner to, the Units or the Offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i), (ii) or (iii) above; (provided that the Company shall not be liable in the case of any matter covered by this clause (iv) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Placement Agent through its gross negligence or willful misconduct) and shall reimburse each Placement Agent Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Placement Agent Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from the Base Prospectus, the Registration Statement, the Time of Sale Prospectus, if any, or the Prospectus Supplement or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Placement Agent through the Representative specifically for use therein, which information the parties hereto agree is limited to the Placement Agents’ Information (as defined in Section 16); provided further, however, that the foregoing indemnification agreement with respect to the Base Prospectus shall not inure to the benefit of any Placement Agent from whom the person asserting any such loss, claim, damage or liability purchased securities, or any officers, employees, representatives, agents or controlling persons of such Placement Agent, if (i) a copy of the Prospectus Supplement (as then amended or supplemented) was required by law to be delivered to such person at or prior to the written confirmation of the sale of securities to such person, (ii) a copy of the Prospectus (as then amended or supplemented), excluding documents incorporated by reference therein, was not sent or given to such person by or on behalf of such Placement Agent and such failure was not due to non-compliance by the Company with Section 4(d), and (iii) the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability. This indemnity agreement is not exclusive and will be in addition to any liability, which the Company might otherwise have and shall not limit any rights or remedies, which may otherwise be available at law or in equity to each Placement Agent Indemnified Party.

(b) Each Placement Agent, severally and not jointly, shall indemnify and hold harmless the Company its officers, employees, representatives and agents, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act (collectively the “Company Indemnified Parties” and each a “Company Indemnified Party”) against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company Indemnified Parties may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Registration Statement, the Time of Sale Prospectus, if any, or the Prospectus Supplement or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of that Placement Agent through the Representative specifically for use therein, and shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by such parties in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided that the parties hereto hereby agree that such written information provided by the Placement Agents consist solely of the Placement Agents’ Information. This indemnity agreement is not exclusive and will be in addition to any liability, which each of the Placement Agents and Purchasers might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to the Company Indemnified Parties. Notwithstanding the provisions of this Section 7(b), in no event shall any indemnity by any Placement Agent under this Section 7(b) exceed the total compensation received by such Placement Agent in accordance with Section 1(e).

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel, or (iii) the indemnifying party has failed to assume the defense of such action in accordance with the terms hereof and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Representative, if the indemnified parties under this Section 7 consist of any Placement Agent Indemnified Party, or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b) shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. Subject to the provisions of Section 7(d) below, no indemnifying party shall be liable for any settlement, compromise or consent to the entry of judgment in connection with any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action (other than a judgment entered with the consent of such indemnified party), the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d) If at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by this Section 7 effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into, and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agents on the other from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Placement Agents on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agents on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Company bears to the total compensation received by the Placement Agents with respect to the Units purchased under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Placement Agents on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission; provided that the parties hereto agree that the written information furnished to the Company by the Placement Agents for use in the Prospectus Supplement consists solely of the Placement Agents’ Information. The Company and the Placement Agents agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(e) shall be deemed to include, for purposes of this Section 7(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(e), the Placement Agents shall not be required to contribute any amount in excess of the total compensation received by such Placement Agent in accordance with Section 1(e) less the amount of any damages which such Placement Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the

Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) The Placement Agents’ obligations to contribute as provided in this Section 7(f) are several in proportion to the total compensation received by each of the Placement Agents in accordance with Section 1(e) and not joint.

8. TERMINATION. The obligations of the Placement Agents hereunder may be terminated by the Representative, in its absolute discretion by notice given to the Company prior to delivery (including electronic delivery) of and payment for the Units if, prior to that time, any of the events described in Sections 6(i) or 6(l) have occurred or if the Purchasers shall decline to purchase the Units for any reason permitted under the Subscription Agreements.

9. REIMBURSEMENT OF PLACEMENT AGENTS’ EXPENSES. If the sale of the Units provided for herein is not consummated because any condition to the obligations of the Placement Agents set forth in Section 6 hereof to be satisfied by the Company is not satisfied, because of any termination pursuant to Section 8 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Placement Agents, the Company will reimburse the Placement Agents upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel and any expenses advanced by the Placement Agents on the Company’s behalf) that shall have been incurred by the Placement Agents in connection with this Agreement and the proposed purchase and sale of the Units and, upon demand, the Company shall pay the full amount thereof to the Representative.

10. ABSENCE OF FIDUCIARY RELATIONSHIP. The Company agrees that:

(a) The Placement Agents’ responsibility to the Company is solely contractual in nature and they have been retained solely to act as Placement Agents in connection with the sale of the Units and no fiduciary, advisory or agency relationship between the Company and the Placement Agents has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether any of the parties has advised or is advising the Company on other matters;

(b) The price of the Units set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Purchaser and the Placement Agents, and the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(c) The Company has been advised that the Placement Agents and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Placement Agents have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(d) The Company waives, to the fullest extent permitted by law, any claims it may have against the Placement Agents for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Placement Agents shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

11. SUCCESSORS; PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of and be binding upon the Placement Agents, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Placement Agents Indemnified Parties and the indemnities of the Placement Agents shall also be for the benefit of the Company Indemnified Parties. It is understood that the Placement Agents’ responsibilities to the Company are solely contractual in nature and the Placement Agents does not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.

12. SURVIVAL OF INDEMNITIES, REPRESENTATIONS, WARRANTIES, ETC. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Placement Agents, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agents, the Company, or any person controlling any of them and shall survive delivery of and payment for the Units.

13. NOTICES. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Placement Agents, shall be delivered or sent by mail, telex or facsimile transmission to SG Cowen & Co., LLC, 1221 Avenue of the Americas, New York, New York 10020, Attention: Veronica luliano, Esq. (Fax: 646-562-1714), with a copy to: Brown Raysman Millstein Felder & Steiner LLP, 900 Third Avenue, New York, New York 10022, Attention: Stuart Bressman, Esq. (Fax: 212-895-2900).

(b) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to GTC Biotherapeutics, Inc., 175 Crossing Boulevard, Framingham, MA 01702, Attention: President (Fax: 508-370-3797), with a copy to: Edwards Angell Palmer & Dodge LLP, 111 Huntington Avenue, Boston, MA 02199, Attention: Nathaniel S. Gardiner, Esq. (Fax: 617-227- 4420).

14. DEFINITIONS OF CERTAIN TERMS. The terms which follow, when used in this Agreement, shall have the meanings indicated.

“Business Day” shall mean any day other than a Saturday, a Sunday, a legal holiday, a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or any day on which the Nasdaq National Market is not open for trading.

“Effective Date” shall mean each date and time that the Registration Statement (and any post-effective amendment or amendments thereto) became or becomes effective.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“Interference Proceeding” shall have the meaning set forth in 35 U.S.C. § 135.

“To the Company’s knowledge” and words of similar import shall mean that which the officers or directors of the Company know or should have known using the exercise of reasonable due diligence.

15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16. PLACEMENT AGENTS’ INFORMATION. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Placement Agents’ Information consists solely of the statements concerning the Placement Agents contained in the third paragraph under the heading “Plan of Distribution” in the Prospectus Supplement.

17. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

18. GENERAL. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Placement Agents.

19. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

20. USE OF FREE WRITING PROSPECTUSES BY THE PLACEMENT AGENTS. The Placement Agents severally agree to furnish the Company with a copy of each proposed free writing prospectus prepared by or on behalf of such Placement Agent (in accordance with Section 13) provided that a proposed free writing prospectus may also be furnished to the Company and its counsel by means of electronic mail before its first use and shall not use any free writing prospectus to which the Company reasonably objects in writing.

21. CONSENT TO ACT AS REPRESENTATIVE. Rodman & Renshaw, LLC (“Rodman”) consents and agrees that SG Cowen & Co., LLC (“SG Cowen”) will act as Representative of the Placement Agents under this Agreement and with respect to the sale of the Units. Accordingly, Rodman authorizes SG Cowen to manage the Offering and the sale of the Units and to take such action in connection therewith as SG Cowen in its sole discretion deems appropriate or desirable, consistent with the provisions of each Agreement Among Underwriters previously entered into between SG Cowen and Rodman, taking into account that the Offering of the Units will be in the form of a best efforts placement and not a firm commitment underwriting.

If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agents, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,

GTC BIOTHERAPEUTICS, INC.

By:	/s/ JOHN B. GREEN
Name:	John B. Green
Title:	Senior Vice President

Accepted as of the date first above written:

SG COWEN & CO., LLC

By:	/s/ RICHARD E. GORMLEY
Name:	Richard E. Gormley
Title:	Managing Director

RODMAN & RENSHAW, LLC

By:	/s/ THOMAS G. PINOU
Name:	Thomas G. Pinou
Title:	CFO

Schedule I

Placement Agents

SG Cowen & Co., LLC

Rodman & Renshaw, LLC

Exhibit A

Form of Warrant

[See Exhibit 4.1 hereto]

Exhibit B

Form of Lock-Up Agreement

Lock-Up Agreement

December 7, 2005

SG COWEN & CO., LLC

RODMAN & RENSHAW, LLC

c/o SG Cowen & Co., LLC

1221 Avenue of the Americas

New York, New York 10020

Re: GTC Biotherapeutics, Inc. – Offering of Common Stock

Dear Sirs:

In order to induce SG Cowen & Co., LLC (“SG Cowen” or the “Representative”) and Rodman & Renshaw, LLC (“Rodman” and together with SG Cowen the “Placement Agents”) to enter in to a certain placement agent agreement with GTC Biotherapeutics, Inc., a Massachusetts corporation (the “Company”), with respect to the offering of shares of the Company’s Common Stock, par value $.01 per share (“Common Stock”) and warrants to purchse Common Stock (the “Offering”), the undersigned hereby agrees that for a period of 90 days following the date of the prospectus supplement (the “Prospectus Supplement”) filed by the Company with the Securities and Exchange Commission in connection with such offering, the undersigned will not, without the prior written consent of the Representative, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise dispose of, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934, as the same may be amended or supplemented from time to time (such shares, the “Beneficially Owned Shares”)) or securities convertible into or exercisable or exchangeable for Common Stock, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers to another, in whole or in part, any of the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable in Common Stock or (iii) engage in any short selling of the Common Stock. Notwithstanding the foregoing, nothing contained herein will be deemed to restrict or prohibit the transfer of shares of Common Stock, Beneficially Owned Shares or securities convertible into or exercisable or exchangable for shares of Common Stock (i) as a bona fide gift, provided the recipient thereof agrees in writing to be bound by the terms thereof or (ii) as a distribution to partners, retired partners or the estates of such partners or retired partners or shareholders of the undersigned, provided that the distributees thereof agree in writing to be bound by the terms thereof.

If (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last 17 days of the 90 day lock-up period, or (ii) prior to the expiration of the 90 day lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90 day lock-up period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

Anything contained herein to the contrary notwithstanding, any person to whom shares of Common Stock or Beneficially Owned Shares are transferred from the undersigned from and after the date hereof shall be bound by the terms of this Agreement.

In addition, the undersigned hereby confirms that the undersigned does not have the right to request or demand registration pursuant to the Securities Act of any shares of Common Stock that are registered in the name of the undersigned or that are Beneficially Owned Shares. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Common Stock with respect to any shares of Common Stock or Beneficially Owned Shares.

The undersigned understands that the Company and the Placement Agents are relying upon this Agreement in proceeding towards consummation of the Offering. The undersigned further understands that this Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

[Signature Page Follows]

SIGNATURE BLOCK FOR A NATURAL PERSON

__________________________________________

Name:

                            Please Print

Date:

SIGNATURE BLOCK FOR A CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY

Name of corporation, partnership, trust or other entity, including type of entity and jurisdiction of organization:

__________________________________________

__________________________________________

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By:

Name:

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Date:

Exhibit C

Form of Opinion of Company’s Counsel

December     , 2005

SG Cowen & Co., LLC

Rodman & Renshaw, LLC

c/o SG Coven & Co, LLC

1221 Avenue of the Americas

New York, New York 10020

Ladies and Gentlemen:

This opinion is furnished to you pursuant to Section 6(d) of the Placement Agent Agreement dated December __, 2005 (the “Placement Agent Agreement”) by and among GTC Biotherapeutics, Inc., a Massachusetts corporation (the “Company”), SG Cowen & Co., LLC and Rodman & Renshaw, LLC (the “Placement Agents”), relating to the proposed sale of an aggregate of             units consisting of             shares (the “Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”) and Common Stock Purchase Warrants to purchase an aggregate of             shares (the “Warrant Shares”) of Common Stock. Capitalized terms that are defined in the Placement Agent Agreement and not otherwise defined herein have the meanings set forth in the Placement Agent Agreement.

We have acted as counsel to the Company in connection with the Placement Agent Agreement, the Subscription Agreements each dated             , 2005 between the Company and each Purchaser (which agreements, together with the Warrants, are referred to herein collectively as the “Transaction Documents”) and the transactions contemplated thereby. We have examined such documents, the Registration Statement, the Base Prospectus and the Prospectus Supplement and made such other investigation as we have deemed appropriate to render the opinions set forth below. As to matters of fact material to our opinions, we have relied, without independent verification, on representations made in the Transaction Documents and certificates and other inquiries of officers of the Company. We have also relied upon the certificates of public officials. For purposes of our opinion in paragraph 11 below, we express no opinion as to any contract or agreement that may now be required to be filed on Form 8-K under the amendments to Form 8-K that became effective on August 23, 2004, and that has not been so filed.

The opinions rendered herein are limited to the law of the Commonwealth of Massachusetts and the federal law of the United States. We note that the Transaction Documents provide that they are governed by laws of the State of New York. We are rendering the opinion below regarding validly, binding effect and enforceability of the Transaction Documents as though they are governed by the law of the Commonwealth of Massachusetts.

References to “our knowledge” or equivalent words means the actual knowledge of the lawyers in this firm responsible for preparing this opinion after such inquiry as they deemed appropriate.

Based upon and subject to the foregoing, we are of the opinion that:

1. The Company is validly existing as a corporation under the laws of the Commonwealth of Massachusetts and in good standing with the Secretary of State of the Commonwealth of Massachusetts, and has the corporate power to engage in its business as described in the Registration Statement, the Base Prospectus and the Prospectus Supplement.

2. The authorized capital stock of the Company is as set forth in the Base Prospectus and the Prospectus Supplement and immediately prior to the Closing consists of (i) 100,000,000 shares of Common Stock and (ii) 5,000,000 shares of Preferred Stock, $0.01 par value per share. The Common Stock and Preferred Stock have the voting powers, designations, preferences, rights and qualifications, and limitations or restrictions set forth in the Company’s Restated Articles of Organization, as amended.

3. There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any of the Shares or the Warrant Shares, nor are there any preemptive or other rights to subscribe for or to purchase any of the Warrants, pursuant to the Company’s charter or By-laws or any agreement or other instrument known to us to which the Company is a party.

4. The Shares and the Warrant Shares have been duly authorized and reserved for issuance by all necessary corporate action on the part of the Company, and the Shares and the Warrants Shares, when issued, sold and delivered against payment therefor in accordance with the provisions of the Transaction Documents, will be validly issued, fully paid and non-assessable.

5. The execution, delivery and performance by the Company of the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Company. The Company has duly executed and delivered the Transaction Documents, and such Transaction Documents constitute its valid and binding obligations enforceable against it in accordance with their terms, except that we express no opinion as to the validity or enforceability of the indemnification or contribution provisions of the Placement Agent Agreement.

6. Except as obtained and in effect at the Closing, no consent, approval, license or exemption by, or order or authorization of, or filing, recording or registration with, any governmental authority is required to be obtained by the Company in connection with the execution and delivery of the Transaction Documents or the performance by it of its obligations thereunder (other than as may be required by the NASD or as required by state securities laws as to which we express no opinion).

7. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated by such agreements and instruments do not and will not (i) result in any breach of, or constitute a default under, any agreement, indenture or other written instrument to which the Company is a party that is filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended January 2, 2005 and Quarterly Reports on Form 10-Q for the quarters ended April 3, 2005, July 3, 2005 and October 2, 2005, (ii) violate any provisions of the charter or By-Laws of the Company or (iii) to our knowledge, any order, judgment or decree of any federal or state government, governmental instrumentality or court having jurisdiction over the Company or any of its properties or operations.

8. To our knowledge, no action, suit or proceeding to which the Company is a party is pending that places in question the validity or enforceability of, or seeks to enjoin the performance of, the Transaction Documents or which is of a character that is required to be disclosed in the Registration Statement (including the Base Prospectus) or the Prospectus Supplement and is not so disclosed.

9. The Registration Statement has become effective under the Act and a final Prospectus Supplement was filed pursuant to Rule 424(b)(5) on             , 2005. To the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for the purpose has been instituted or is pending or contemplated under the Act.

10. To our knowledge, the Company is not a party to any contract or agreement of a character required to be filed as an exhibit to the Registration Statement that has not been so filed.

11. The Registration Statement (including the Base Prospectus), as of its effective date, and the Prospectus Supplement, as of its date, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations, and the documents incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, including any Current Report on Form 8-K filed with the Commission prior to the Closing Date, when they became effective or were filed with the Commission, as applicable, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations.

12. The Company is not, and will not be after giving effect to the offering of the Shares and the application of the proceeds thereof as described in the Base Prospectus and the Prospectus Supplement, an “investment company” as defined in the Investment Company Act of 1940, as amended.

We have participated in the preparation of the Prospectus Supplement, including review and discussion of the contents thereof, and, although we have not undertaken, except as otherwise stated above, to determine independently, and do not assume any responsibility for, the accuracy or completeness of the statements in the Prospectus Supplement, nothing has come to our attention that has caused us to believe that (i) the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Base Prospectus or the Prospectus Supplement or the Time of Sale Prospectus listed on Schedule A hereto, if any, contains, as of     :            p.m. on December 7, 2005 (which you have informed us is a time prior to the first sale of any of the Units by any Placement Agent) any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) any document incorporated by reference in the Base Prospectus or the Prospectus Supplement or any further amendment or supplement to any such incorporated document made by the Company prior to the Closing Date, when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that we express no opinion as to the financial statements, schedules or other financial data contained in the Registration Statement, the Base Prospectus, the Prospectus Supplement or scheduled Time of Sale Prospectus.

Our opinions set forth above are subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and remedies and to general principles of equity (whether considered in a proceeding in equity or at law).

This opinion shall be interpreted in accordance with the Legal Opinion Principles issued by the Committee on Legal Opinions of the American Bar Association’s Business Law Section as published in 53 Business Lawyer 831 (May 1998).

This opinion is being furnished only to you in connection with the transaction described above and may not be relied upon without our prior written consent for any other purpose or by anyone else without our prior written consent.

Very truly yours,

Edwards	Angell Palmer & Dodge LLP

SCHEDULE A

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